NorthWest Indiana BANCORP

BETTER BANKING

FALL 2019

INVESTOR PRESENTATION

KEEPS GETTING BETTER

STABILITY INTEGRITY COMMUNITY EXCELLENCE

FORWARD-LOOKING STATEMENTS

This presentation may contain forward-looking statements regarding the financial performance, business prospects, growth and operating strategies of NorthWest Indiana Bancorp ("NWIN"). For these forward-looking statements, NWIN claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in this communication should be considered in conjunction with the other information available about NWIN, including the information in the filings NWIN makes with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2018. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management's expectations and are subject to a number of risks and uncertainties. Forward-looking statements are typically identified by using words such as "anticipate," "estimate," "project," "intend," "plan," "believe," "will" and similar expressions in connection with any discussion of future operating or financial performance.

Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include: difficulties and delays in integrating NWIN's business with the businesses of institutions NWIN has acquired or fully realizing cost savings and other benefits from those acquisitions; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of NWIN's products and services; customer borrowing, repayment, investment, and deposit practices; customer disintermediation; the introduction, withdrawal, success, and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions, and divestitures; economic conditions; disruptive technologies in payment systems and other services traditionally provided by banks; operational risks, including but not limited to cybersecurity breaches, computer hacking, computer fraud, and natural disasters; and the impact, extent, and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

DISCLOSURES REGARDING NON-GAAP MEASURES

This presentation refers to certain financial measures that are identified as non-GAAP. The Bancorp believes that these non-GAAP measures are helpful to investors to better understand the Bancorp's assets, earnings, and shareholders' equity at the date of this presentation. This supplemental information should not be considered in isolation or as a substitute for the related GAAP measures. See the attached table at the end of this presentation for a reconciliation of the non-GAAP measures identified herein and their most comparable GAAP measures.

OVERVIEW & INTRODUCTION

STABILITY INTEGRITY COMMUNITY EXCELLENCE

WHO WE ARE

MISSION

Peoples Bank is committed to helping our communities and customers be more successful

VALUES

STABILITY	INTEGRITY	COMMUNITY	EXCELLENCE
Customer experience	Ethics	Genuine concern	Exceed expectations
Risk management	Trust	Measurable impact	Better, not just bigger
Reliability	Reputation	Involvement	Financial performance

VISION

Continued growth and independence as a high-performing community bank, so that we can continue to deliver on our mission in Northwest Indiana and South Chicagoland

WHO WE ARE

Full-service, broadly-based community financial institution offering consumer, business, and wealth management services – in person and digitally

- 22 full-service Banking Centers
- 284 Employees
- $1.3 bn in Assets
- Accolades
  - Top 200 Community Bank for 14 consecutive years*
  - Best Bank to Work For 2014 – 2019*


Peoples Bank
Map represents the Peoples Banking Center Network.
Lemont
Orland Park
(3 locations)
Chicago–Garfield Ridge
Midlothian
Whiting
East Chicago
Hammond
(2 locations)
Gary
Munster
(Corporate Center)
Highland
Hobart
Dyer
Schererville
Merrillville
(2 locations)
Valparaiso
St. John
Crown Point
Winfield

NorthWest Indiana BANCORP Peoples Bank

STABILITY INTEGRITY COMMUNITY EXCELLENCE

*American Banker magazine

STRATEGIC OVERVIEW

Differentiation

- Service-based value proposition
- Performance and Profitability
- Community Bank serving Northwest Indiana and South Chicagoland
- Continued Independence

Market Expansion

- Inorganic Growth
- Organic Growth

Market Penetration

- Product development
- Teams and Talent

Operational Efficiency

- Consistent outcomes
- Resource allocation

GROWTH STORY – 25 YEARS


25 Year Asset CAGR* 6.1%
25 Year EPS CAGR* 3.9%
$266.3
$1.17
$1,096.2
$1,309.3
$3.17
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
Six Mo 2019
Assets
Earnings Per Share

(Dollars in Millions, Except Per Share Amounts)

NorthWest Indiana BANCORP

Peoples Bank

STABILITY INTEGRITY COMMUNITY EXCELLENCE

*Through 12-31-2018

GROWTH STORY

Highlights

12/31	2008	2013	2018	5 Year CAGR (%)	Six Months 2019
Assets ($ millions)	$664.7	$693.5	$1,096.2	9.6%	$1,309.3
Net Income ($ millions)	$5.9	$7.1	$9.3	5.6%	$6.2
Market Cap ($ millions)	$67	$71	$130	12.9%	$152
Stock Price ($, 12/31)	$24	$25	$43	11.5%	$44

Inorganic Expansion

Year	Institution	Assets	Footprint	% of Assets
2014	First Federal	$40 mn	2 Banking Centers – In Market	5.5%
2015	Liberty Savings	$50 mn	2 Banking Centers – In Market	6.1%
2018	First Personal	$150 mn	3 Banking Centers – Market Expansion	15.6%
2019	AJ Smith	$180 mn	3 Banking Centers – Market Expansion	16.4%

TOTAL RETURN – 5 YEARS*


100%
80%
60%
40%
20%
0%
(20)%
93.0%
59.3%
36.4%
July 2014
June 2019
NWIN Bancorp
SNL U.S. Bank
SNL U.S. Thrift

NorthWest Indiana BANCORP

Peoples Bank

STABILITY INTEGRITY COMMUNITY EXCELLENCE

*Information gathered from S&P Global Market Intelligence

SIX MONTHS 2019 UPDATE

STABILITY   INTEGRITY   COMMUNITY   EXCELLENCE

SIX MONTHS 2019 PERFORMANCE SUMMARY

Growth

- Total assets at $1.3 billion with 19.4% growth
- Capital continues to support growth plans
- Earnings at $6.2 million with 23.1% growth

Acquisitions

- Closed on AJSB acquisition – 16.4% of assets as of date of close
- Fully integrated May 2019
- Continue to build out sales teams

Asset Quality

- Strong, stable loan portfolio
- Non-performing loans at 1.11% of total loans
- ALL at 0.98% of total loans, ALL + purchase accounting reserves at 1.78% of total loans

LOAN PORTFOLIO COMPOSITION

Total Loans $ 894.3 million as of 6/30/2019


Home Equity, $50.2 , 6%
Residential Real Estate, $301.5 , 34%
Commercial Real Estate, $276.0 , 31%
Other*, $31.8 , 3%
Commercial Business, $112.1 , 12%
Multifamily, $51.1 , 6%
Construction and Land Development, $71.7 , 8%

(Dollars in Millions)

NorthWest Indiana BANCORP Peoples Bank

STABILITY INTEGRITY COMMUNITY EXCELLENCE

*Other includes Consumer, Farmland, and Government loans

DEPOSIT COMPOSITION

Total Deposits $ 1,127.1 million as of 6/30/2019


Certificates of Deposit, $317.6, 28%
Noninterest Bearing Checking, $178.4, 16%
Interest Bearing Checking, $231.1, 21%
Savings, $214.1, 19%
Money Market, $186.0, 16%

(Dollars in Millions)

ASSETS & RETURN ON ASSETS

Growing to New Levels

- Up $534.3 mn or 68.9% from end of 2014 to first six months 2019
- Acquisitions have created a platform for organic growth
- Non-performing assets to total assets have decreased from 1.15% in 2014 to 1.03% at six months 2019; Non-performing assets were comprised of 15.2% trust preferred securities and 30.3% acquired loans at six months 2019
- 2018 ROA decreased from 0.98% to 0.93%; however, it included $2.1 mn in one-time merger and acquisition expenses, which if adjusted for on a Non-GAAP basis would have resulted in a ROA of 1.11%*
- Six months 2019 annualized ROA increased to 1.00%. It also included $2.1 mn in one-time merger and acquisition expenses, which if adjusted for on a Non-GAAP basis would have produced a ROA of 1.28%*



5 Year CAGR 9.6%
$775.0
$864.9
$913.6
$927.3
$1,096.2
$1,309.3
0.97%
0.96%
1.03%
0.98%
0.93%
1.11%
1.00%
1.28%
2014
2015
2016
2017
2018
Six Months 2019
Assets
Annualized ROA
Non-GAAP Annualized ROA (%)
(Dollars in Millions)

NorthWest Indiana BANCORP
Peoples Bank

STABILITY INTEGRITY COMMUNITY EXCELLENCE

*See the table at the end of this presentation for a reconciliation to the most directly-comparable GAAP measure

LOANS

Acquisitions and Organic Growth

- Portfolio up $406.1 mn or 83.2% from end of 2014 to six months 2019
- Strategically repositioning the balance sheet
  - Loans as a % of earning assets have increased from 63% in 2014 to 75% at six months 2019, helping drive profitability
  - Organic growth plan focused on building commercial loan growth and profitability
- Non-performing loans to total loans have been stable from 1.10% in 2014 to 1.11% at six months 2019
- Maintaining strong credit underwriting practices


5 Year CAGR 11.8%
$488.2
$571.9
$583.7
$620.2
$764.4
$894.3
56%
57%
59%
62%
61%
57%
2014
2015
2016
2017
2018
Six Months 2019
Loans
Commercial as % of Total Loans

(Dollars in Millions)

DEPOSITS

Positioned to Fund Growth

- Up $493.1 mn or 77.8% from end of 2014 to six months 2019
- At six months 2019, 72% of total deposits are non-maturity deposits, allowing continued access to a low-cost funding source
- Positioned for organic growth through core deposit franchise
- At six months 2019, a core deposit intangible of $5.6 mn is being amortized through to 2025



5 Year CAGR 10.2%
$ 634.0
$ 714.9
$ 779.8
$ 793.0
$ 929.8
$ 1,127.1
71%
73%
69%
74%
72%
72%
2014
2015
2016
2017
2018
Six Months 2019
Deposits
Non Maturity DP Acct as % of Total DP
(Dollars in Millions)

NET INCOME & EARNINGS PER SHARE

Increased Earnings

- Record earnings in 2018, despite one-time acquisition expenses of $2.1 mn
- 2018 net income of $9.3 mn resulted in EPS of $3.17
- Six months 2019 net income of $6.2 mn resulted in EPS of $1.84
- 2016 represented a 16.4% increase in net income and was the result of back-to-back acquisitions in 2014 and 2015

Non-GAAP Adjusted Basis

(adjusted for $2.1 mn acquisition expenses)

- YTD net income of $11.1 mn* and EPS of $3.33*
- QTD net income of $8.0 mn* and EPS of $2.36*



5 Year CAGR 5.6%
$7.4
$7.9
$9.1
$9.0
$9.3
$5.0
$6.2
$2.60
$2.75
$3.20
$3.13
$3.33
$3.17
$1.77
$2.36
$1.84
2014
2015
2016
2017
2018
Six Months 2018
Six Months 2019
Net Income
EPS
Non-GAAP EPS

(Dollars in Millions, Except Per Share Amounts)

NorthWest Indiana BANCORP

Peoples Bank

STABILITY INTEGRITY COMMUNITY EXCELLENCE

*See the table at the end of this presentation for a reconciliation to the most directly-comparable GAAP measure

NET INTEREST INCOME

Increasing Despite Yield Curve

- Actively managing balance sheet asset yields and funding costs to reduce yield curve risk
- Net interest income up 38.8% six months 2018 to six months 2019
- Strategic loan mix positioned to protect interest yield in falling rate environment
- Recent acquisitions have focused on new markets for preexisting loan and core deposit relationships
- Continue to invest in sales and marketing to further develop presence in new markets for new banking relationships


5 Year CAGR 7.1%
$25.4
$27.4
$30.1
$30.8
$34.4
$15.7
$21.8
3.81%
3.82%
3.85%
3.84%
3.81%
3.79%
3.88%
2014
2015
2016
2017
2018
Six Months 2018
Six Months 2019
Net Interest Income
Net Interest Margin (Tax-Equivalent) (%)

(Dollars in Millions)

NONINTEREST INCOME

Adding Value

- Noninterest income streams continue to be a strategic focus
- 17.4% growth between 2017 and 2018
- Plans to further enhance wealth management and mortgage banking business lines
- Continue to competitively price bank services and look for new noninterest income streams
- Deepening wallet share with "Top-of-Funnel" acquired customers


5 Year CAGR 11.1%
$6.1
$6.9
$7.6
$7.8
$9.1
$4.7
$5.2
0.80%
0.84%
0.86%
0.85%
0.91%
0.99%
0.84%
2014
2015
2016
2017
2018
Six Months 2018
Six Months 2019
Noninterest Income
Noninterest Income as % of Avg Assets

(Dollars in Millions)

NONINTEREST EXPENSE

Focused Expense Management

- Recent acquisitions driving ratio of noninterest expense to average assets higher in 2018 and six months 2019, yet core expenses remain stable
- Efficiency ratio for six months 2019 was 69.2%, for 2018 was 72.2%, and was 66.9% for 2014
- Long term, noninterest expense to average assets targeted under 3.00% and efficiency ratio targeted under 70.0%
- 2018 adjusted for $2.1 mn of acquisition expenses on a Non-GAAP basis would have produced a noninterest expense as % of avg assets of 2.93%* and an efficiency ratio of 67.4%*
- Six months 2019 adjusted for $2.1 mn of acquisition expenses on a Non-GAAP basis would have produced a noninterest expense as % of avg assets of 2.66%* and an efficiency ratio of 61.4%*


5 Year CAGR 9.6%
$21.0
$26.4
$24.7
$25.5
$31.4
$13.9
$18.7
2.76%
2.89%
2.78%
2.80%
3.13%
2.93%
2.96%
3.00%
2.66%
2014
2015
2016
2017
2018
Six Months 2018
Six Months 2019
Noninterest Expense
NIE as % of Avg Assets
Non-GAAP NIE as % of Avg Assets
(Dollars in Millions)

NorthWest Indiana BANCORP

Peoples Bank

STABILITY INTEGRITY COMMUNITY EXCELLENCE

*See the table at the end of this presentation for a reconciliation to the most directly-comparable GAAP measure

LOOKING AHEAD

Recent Mergers

- Focusing on building out Illinois Retail Banking strategy
- Continue to realize cost savings and operational efficiencies

Growth

- Execution of sales strategies and continued organic growth in current footprint
- Continued product development and technology enhancements to better serve customers
- Remodeling Corporate Center to allow for growth and employee collaboration

Strategic Focus

- Assess in-market opportunities for new Banking Centers and strengthen existing locations
- Expand marketing efforts and community engagement in new Illinois markets
- Continual evaluation of inorganic growth opportunities for strategic, financial, and cultural fit

NorthWest Indiana BANCORP

THANK YOU

Peoples Bank

NON-GAAP RECONCILIATION – SIX MONTHS 2019

Table 1 - Reconciliation of the Non-GAAP Earnings and Performance Ratios

	(Unaudited) June 30, 2019 Six Months Ended
GAAP net Income	$ 6,245
GAAP income tax expense	1,251
GAAP income before income taxes	7,496
One-time acquisition costs	2,113
Pro forma income before income taxes	9,609
Pro forma income taxes	1,604
Pro forma net income	$ 8,005
Pro forma net income change	57.8%

($ in thousands, except per share data)

For the six months ended, June 30, 2019	(Unaudited) GAAP	One-time acquisition costs - tax effected	Non-GAAP
Net income	$ 6,245	$ 1,760	$ 8,005
Weighted average common shares outstanding	3,397,872		3,397,872
Earnings per share	$1.84		$2.36

NON-GAAP RECONCILIATION – SIX MONTHS 2019

($ in thousands)	(Unaudited)		
For the six months ended, June 30, 2019	GAAP	One-time acquisition costs - tax effected	Non-GAAP
Net income	$ 6,245	$ 1,760	$ 8,005
Average assets	$ 1,247,870		$ 1,247,870
ROA	1.00%		1.28%

($ in thousands)	(Unaudited)		
For the six months ended, June 30, 2019	GAAP	One-time acquisition costs - tax effected	Non-GAAP
Net income	$ 6,245	$ 1,760	$ 8,005
Average equity	$ 121,842		$ 121,842
ROE	10.25%		13.14%

($ in thousands)	(Unaudited)		
For the six months ended, June 30, 2019	GAAP	One-time acquisition costs - tax effected	Non-GAAP
Noninterest expense	$ 18,713	$ (2,113)	$ 16,600
Interest income	25,891		25,891
Interest expense	4,092		4,092
Noninterest income	$ 5,238		$ 5,238
Efficiency ratio	69.21%		61.40%

NON-GAAP RECONCILIATION – SIX MONTHS 2019

($ in thousands)		(Unaudited)	
For the six months ended, June 30, 2019	GAAP	Additional reserves not part of the ALL	Non-GAAP
Allowance for loan losses (ALL)	$ 8,744	$ 7,142	$ 15,886
Total loans	$ 894,274		$ 894,274
ALL to total loans	0.98%		1.78%

($ in thousands)		(Unaudited)	
For the six months ended, June 30, 2019	GAAP	Additional reserves not part of the ALL	Non-GAAP
Allowance for loan losses (ALL)	$ 8,744	$ 7,142	$ 15,886
Non-performing loans	$ 9,900		$ 9,900
ALL to nonperforming loans (coverage ratio)	88.32%		160.46%

($ in thousands)		(Unaudited)	
For the six months ended, June 30, 2019	GAAP	One-time acquisition costs - tax effected	Non-GAAP
Noninterest expense	$ 18,713	$ (2,113)	$ 16,600
Average assets	$ 1,247,870		$ 1,247,870
Noninterest expense to total assets	3.00%		2.66%